UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Dun & Bradstreet Holdings, Inc.

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You invested in DUN & BRADSTREET HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 12, 2024. Vote Virtually at the Meeting* June 12, 2024 11:00 AM ET Virtually at: www.virtualshareholdermeeting.com/DNB2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! DUN & BRADSTREET HOLDINGS, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # V44131-P07416 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

V44132-P07416 Voting Items Board Recommends DUN & BRADSTREET HOLDINGS, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com 1. Election of 11 directors to serve until the 2025 annual meeting of shareholders. For ALL Nominees: 01) Ellen R. Alemany 02) Douglas K. Ammerman 03) Chinh E. Chu 04) William P. Foley, II 05) Thomas M. Hagerty 06) Anthony M. Jabbour 07) Keith J. Jackson 08) Kirsten M. Kliphouse 09) Richard N. Massey 10) James A. Quella 11) Ganesh B. Rao 2. Approve a certificate of amendment to our amended and restated certificate of incorporation to limit liability of our officers as permitted by law. For 3. Approval of a non-binding advisory resolution on the compensation paid to our named executive officers. For 4. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2024 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.